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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) December 31, 1999




                              TRANSMONTAIGNE INC.
                     ____________________________________
            (Exact Name of Registrant as specified in its charter)


                                   Delaware
                     _____________________________________
                (State or other jurisdiction of incorporation)

                       Commission File Number 001-11763

                          IRS Employer No. 06-1052062



                            370 Seventeenth Street
                                  Suite 2750
                               Denver, CO  80202
                     ____________________________________
         (Address, including zip code of principal executive offices)

                                 303-626-8200
                     _____________________________________
             (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Effective as of December 31, 1999, TransMontaigne Inc. ("TransMontaigne"), sold all of the issued and outstanding capital stock of its wholly-owned natural gas gathering subsidiary, Bear Paw Energy Inc. ("BPEI") to BPE Acquisition LLC, a special purpose entity formed by BPEI's management in association with Thomas J. Edelman and Chase Capital Partners. The sale of BPEI is for cash consideration of $107,500,000, plus reimbursement for all of the capital expenditures made by TransMontaigne on BPEI's newly constructed Powder River coal seam gathering system from July 1, 1999 to the closing date, approximately $24,000,000. Subsequent to the closing date there will be post-closing adjustments determined in accordance with the Agreement and Plan of Merger dated December 27, 1999, to include net working capital. The amount of post-closing adjustments, including net working capital, cannot be determined at this time, but is considered by TransMontaigne's management not to be material relative to the entire transaction proceeds.

The sale of BPEI results in the disposition of TransMontaigne's natural gas business segment which, through the ownership and operation of natural gas pipeline gathering systems, processing plants and related facilities, provides services for the gathering, treating, processing, fractionating and reselling of natural gas and natural gas liquids. TransMontaigne's natural gas gathering and processing assets consist of 6 gathering and processing systems in four states, Colorado, Montana, North Dakota and Wyoming, and the Canadian province of Saskatchewan, with a combined throughput capacity of 115 million cubic feet per day and over 2,900 miles of gathering pipelines.

The sales price was established in arms-length negotiation between the managements of TransMontaigne and BPE Acquisition LLC. The Agreement and Plan of Merger dated December 27, 1999 is included herein as Exhibit 2.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  a. Not Applicable.

  b. As of the date of this Form 8-K, it is impractical for TransMontaigne to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X. In accordance with Item 7.b. of Form 8-K, such pro forma financial statements will be filed by Amendment to this Form 8-K on or before March 20, 2000.

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c.   Exhibits

          Exhibit No.         Description
          ----------          -----------

            2.1 Agreement and Plan of Merger dated December 27, 1999, by and between Bear Paw Energy Inc., TransMontaigne Inc. and BPE Acquisition, LLC.




SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    18 January 2000                    TRANSMONTAIGNE INC.
         ----------------


                                             By:/s/ Donald H. Anderson
                                                --------------------------
                                                Donald H. Anderson
                                                President

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